Mar. 02, 2018

SUPPLEMENT TO THE INSTITUTIONAL CLASS PROSPECTUS AND SUMMARY PROSPECTUS
OF WELLS FARGO SMALL TO MID CAP STOCK FUNDS
For the Wells Fargo Small Cap Opportunities Fund(the "Fund")

At a meeting held on February 27-28, 2018, the Board of Trustees (the "Board") of the Wells Fargo Funds Trust ("Funds Trust") approved Wells Capital Management Incorporated ("Wells Capital Management") as sub-adviser to the Fund.

Shareholders in the Fund are being asked to approve a new investment sub-advisory agreement (the "New Sub-Advisory Agreement") among Funds Trust, on behalf of the Fund, Wells Fargo Funds Management, LLC ("Funds Management"), the investment manager to the Fund, and Wells Capital Management so that Wells Capital Management may serve as sub-adviser to the Fund.

At a Special Meeting of Shareholders expected to be held on May 15, 2018, shareholders of the Fund will be asked to approve the New Sub-Advisory Agreement with Wells Capital Management.

Following Shareholder approval of the New Sub-Advisory Agreement, the Fund changes as outlined below will become effective on or about June 15, 2018:

I. Principal Investment Strategy Changes:

The description of the Fund's principal investment strategy in the Fund's prospectus will be deleted in its entirety and replaced with the following:

Under normal circumstances, we invest:

  at least 80% of the Fund's net assets in equity securities of small-capitalization companies.

We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000® Index at the time of purchase. The market capitalization range of the Russell 2000® Index was approximately $4 million to $12.9 billion, as of January 31, 2018 and is expected to change frequently.
We employ a risk controlled investment approach in seeking to construct a broadly diversified portfolio of companies with characteristics similar to the Russell 2000® Index and a superior valuation and earnings profile. Our research, which utilizes a combination of quantitative methods and fundamental analysis, identifies companies based on valuation, earnings and trading momentum characteristics that give a comprehensive view of each company's relative valuation, operational and financial performance, and stock price behavior. Our approach seeks to achieve positive excess returns relative to the Russell 2000® Index (which may include both value and growth stocks) by using stock selection to take controlled active risks in a portfolio that is similar to the benchmark. We regularly review the investments of the portfolio and may sell a portfolio holding when, among other reasons, we believe there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.
We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.
II. Name Change The Fund will change its name to "Wells Fargo Disciplined Small Cap Fund." Accordingly, all references to the Fund in the Fund's prospectus will be changed to refer to the Wells Fargo Disciplined Small Cap Fund.
III. Contractual Expense Cap Changes The Fund's expense cap will be lowered. As such, footnote one to the Fund's Annual Fund Operating Expenses table in the Fund's prospectus will be revised to read as follows: The Manager has contractually committed through July 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 0.60%. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.